Keefe, Bruyette & Woods
Community Bank Investors Conference
July 31, 2012

John J. Patrick, Jr. Chairman, President and CEO
Gregory A. White EVP, Chief Financial Officer
Michael T. Schweighoffer  EVP, Chief Risk Officer
A Great Past…Dynamic Present…
And a Bright Future

Forward Looking Statements
Disclaimer & Forward-Looking Statements
Statements in this document and presented orally at the conference, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions.
The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers and attendees are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.
The Company’s capital strategy includes deployment of excess capital, the success of which efforts cannot be guaranteed.

➢ Farmington Bank, founded in 1851, is a wholly owned subsidiary of
 First Connecticut Bancorp, Inc.
➢ Community bank with strong capital position, positive trends in loan and deposit growth, and solid asset quality
➢ Experienced management team focused on organic growth strategy
➢ Clear strategic priorities
➢ Strong, scalable franchise in central Connecticut
➢ Broad risk management program focused on “best practices”
➢ Culture that encourages a decision-making process that allows for teamwork, yet places clear responsibility and authority with the individual
Executive Summary

Franchise Overview
▪ 18 branch offices
▪ De novo strategy adding 2-3 branches a year through 2013, then reassess
▪ Strategically located in affluent Hartford, CT suburbs

18 Branches And Expanding
First Connecticut Bancorp, Inc. - NASDAQ
(FBNK)
Farmington Bank - wholly owned subsidiary
Headquarters: Farmington, Connecticut
Assets: $1.7 billion
Loans: $1.4 billion
Deposits: $1.3 billion
Capital: $248 million
  (as of 6/30/12)

Corporate Profile

➢ Too big to be small…….
➢ Too small to be big…….

Market Position

Strategic Initiatives /
Accomplishments

•
Significant deposit growth - 51% growth since 2008
•
Strong commercial loan growth - 83% growth since 2008
•
Established a scalable residential lending platform with goal to
•
Opened 6 de novo branches in last 24 months
•
Focus on transaction accounts and new households
•
Transition to a retail sales culture
•
Strong enterprise risk management
•
Strategic initiatives to build "best in class":
** commercial credit and underwriting ** cash management
** small business banking ** retail banking
** residential lending ** government banking ** marketing
Executed Organic
Growth Strategy
Invested in People,
Technology and
Franchise
Capital
•
Raised $172 million of capital in June 2011
Geographic
Diversification of the
Deposit Base

Diversified Loan Portfolio

Commercial and
Industrial 11.7%
CRE (owner occupied)
8.1%
CRE (non -
owner
occupied) 19.5%
Residential Mortgages
40.3%
Consumer Loans 9.6%
Construction 3.4%
Small Business 3.0%
Resort 4.5%
Commercial 50.1%
Residential 40.3%
Consumer
100.0%
$1.4 billion
as of 6/30/2012

Total Loan Growth
23% growth since
2010, despite strategic
reduction of $40.5
million in resort loan
portfolio

Total Loans (period ended)

Asset Quality Metrics

Commercial Banking

Small Business Banking

Residential Mortgage and
Consumer Lending

Diversified Deposit Base

6/30/2012
6/30/2012

Retail Banking

Financial Performance

Selected Annual Financial Data

Financial Performance
Selected Quarterly Financial Data
(000’s)

Financial Performance

Strategic Direction

Supplemental Information
Appendix

Income Statement 2008 - 6/30/12
(000’s)
Select Financial Data

Select Financial Data

Income Statement last 5 quarters
(000’s)

Select Financial Data

Asset Quality Metrics

Commercial Loan Growth

Residential and Consumer Loan Growth

Deposit Diversification
Checking & MMDA / Savings vs Time Deposits (000’s)

Checking Growth
Consumer Checking Growth (000’s)

Checking Growth
Business Checking Growth (000’s)

De Novo Branch Deposit Growth & Point
of Profitability (In Millions)
average profitability at $20 million

John J. Patrick, Jr.
Chairman, President and Chief Executive Officer
Gregory A. White
Executive Vice President, Chief Financial Officer
Investor Information:
Jennifer H. Daukas
Investor Relations Officer
860-284-6359 or jdaukas@farmingtonbankct.com
Corporate Contacts
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